EXHIBIT G-2
FORM OF EXEMPTION CERTIFICATE
Reference is made to the Credit Agreement, dated as of July 18, 2013 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”; unless otherwise defined herein, terms defined therein being used herein as therein defined), among M/I HOMES, INC., an Ohio corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto as lenders, including the Swingline Lender and the Issuing Lender (collectively, the “Lenders”), PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Administrative Agent”) and the other agents party thereto. [______________________] (the “Non-U.S. Lender”) is providing this certificate pursuant to Section 2.16(d) of the Credit Agreement. The Non-U.S. Lender hereby represents and warrants that:
1.    The Non-U.S. Lender is the sole record owner of the Loans (as well as any Note(s) evidencing such Loans) in respect of which it is providing this certificate;
2.    The Non-U.S. Lender's direct or indirect partners/members are the sole beneficial owners of the Loans (as well as any Note(s) evidencing such Loans) in respect of which it is providing this certificate;
3.    Neither the Non-U.S. Lender nor its direct or indirect partners/members that are beneficial owners of the Loans is a “bank” for purposes of Section 881(c)(3)(A) of the Code;
3.    Neither the Non-U.S. Lender nor its direct or indirect partners/members that are beneficial owners of the Loans is a 10-percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code;
4.    Neither the Non-U.S. Lender nor its direct or indirect partners/members that are beneficial owners of the Loans is a controlled foreign corporation related to the Borrower within the meaning of Section 881(c)(3)(C) of the Code; and
5.    The interest payments in question are not effectively connected with the conduct of a U.S. trade or business by the undersigned nor any of its partners/members that is a beneficial owner of the Loans.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
[Signature page follows.]

IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed and delivered as of the date indicated below.
[NAME OF NON-U.S. LENDER]
By:_______________________________
Name:
Title:
Date: ____________________